                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2006

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       1-06544                                            74-1648137
(Commission File Number)                       (IRS Employer Identification No.)

                 1390 Enclave Parkway, Houston, Texas 77077-2099
          (Address of principal executive offices, including zip code)

                                 (281) 584-1390
              (Registrant's telephone number, including area code)

        ________________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective April 13, 2006, SYSCO Corporation, a Delaware corporation ("SYSCO"), initiated a commercial paper program (the "Program") under which SYSCO may, from time-to-time, issue short-term unsecured notes in an aggregate amount not to exceed $1.0 billion (which may, under certain circumstances, be increased to $1.3 billion). SYSCO anticipates that this program, in conjunction with its credit facility, will allow it to obtain more favorable short-term borrowing rates than it would obtain otherwise. SYSCO expects that commercial paper issued under the Program will replace notes that were issued under SYSCO's existing commercial paper program as they mature and become due and payable.

     In connection with the Program, SYSCO entered into an Amended and Restated Issuing and Paying Agency Agreement with JPMorgan Chase Bank, National Association for the facilitation of the Program, a copy of which agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. SYSCO also entered into Commercial Paper Dealer Agreements with each of J.P. Morgan Securities Inc. and Goldman, Sachs & Co. under which each of these banks may act as dealers of SYSCO's commercial paper issued under the Program. Copies of such Commercial Paper Dealer Agreements are filed with this Current Report on Form 8-K as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference. Each of the Commercial Paper Dealer Agreements and the Amended and Restated Issuing and Paying Agency Agreement require SYSCO to indemnify and hold harmless the paying agent, the dealers and their affiliates under certain circumstances.

     JPMorgan Chase Bank, National Association acts as administrative agent and a member of the lending syndicate under SYSCO's credit agreement. From time-to-time, the paying agent, the dealers and certain of their affiliates have provided, and may in the future provide, investment banking services to SYSCO or may act as lenders or members of a syndicate of lenders to SYSCO.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     The information disclosed above under Item 1.01 is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Shell company transactions.

          Not applicable.


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     (d)  Exhibits.

          Exhibit Number                        Description
          --------------                        -----------
               10.1        Amended and Restated Issuing and Paying Agency
                           Agreement, dated as of April 13, 2006, between Sysco
                           Corporation and JPMorgan Chase Bank, National
                           Association.

               10.2        Commercial Paper Dealer Agreement, dated as of April
                           13, 2006, between Sysco Corporation and J.P. Morgan
                           Securities Inc.

               10.3        Commercial Paper Dealer Agreement, dated as of April
                           13, 2006, between Sysco Corporation and Goldman,
                           Sachs & Co.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYSCO CORPORATION


Date: April 19, 2006                    By: /s/ THOMAS P. KURZ
                                            ------------------------------------
                                        Name:   Thomas P. Kurz
                                        Title:  Assistant Vice President,
                                                Deputy General Counsel and
                                                Assistant Corporate Secretary


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

                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------
     10.1        Amended and Restated Issuing and Paying Agency Agreement, dated as of April 13, 2006, between Sysco Corporation and JPMorgan
                 Chase Bank, National Association.

     10.2 Commercial Paper Dealer Agreement, dated as of April 13, 2006, between Sysco Corporation and J.P. Morgan Securities Inc.

     10.3 Commercial Paper Dealer Agreement, dated as of April 13, 2006, between Sysco Corporation and Goldman, Sachs & Co.


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